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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 16, 1999
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               Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-52021                                          13-3526694
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(Commission File Number)                    (I.R.S. Employer Identification No.)





One New York Plaza, New York, New York                       10292
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(Address of Principal Executive Offices)                  (Zip Code)



                                 (212) 778-1000
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              (Registrant's Telephone Number, Including Area Code)



                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     In connection with the offering of Flagship Auto Receivables Owner Trust 1999-2, Auto Receivables Backed Notes, Series 1999-2 described in a Prospectus Supplement dated November 8, 1999, certain additional materials were furnished to certain prospective investors. A copy of those materials is filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
- -------           --------------------
(a)               Not applicable
(b)               Not applicable
(c)               Exhibit 99.4 Additional Materials



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRUDENTIAL SECURITIES SECURED FINANCING
                                   CORPORATION
                                           (Registrant)





Dated: November 17, 1999          By: /s/    JOSEPH M. DONOVAN
                                      -----------------------------------------
                                      Name:  Joseph M. Donovan
                                      Title: Vice President



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